UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 23, 2009
MINRAD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32666	870299034

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation		Identification No.)
50 Cobham Drive, Orchard Park, NY 14127-4121
(Address of principal executive offices)
Registrant’s telephone number, including area code: 716-855-1068

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     Beginning on January 23, 2009, Minrad International, Inc. requested those persons holding warrants to acquire its common stock to agree to terminate their warrants. Copies of the correspondence and forms of termination agreements are attached as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits

99.1	Correspondence and Agreement to Terminate Warrants

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC. (Registrant)
January 23, 2009	By:	/s/Charles Trego
		Name:	Charles Trego
		Title:	CFO and Executive Vice President

EXHIBIT INDEX

99.1	Correspondence and Agreement to Terminate Warrants